                                                                      EXHIBIT 21

                         GENERAL GROWTH PROPERTIES, INC.

                              LIST OF SUBSIDIARIES


General Growth Properties, Inc. has a controlling interest in the following entities:

                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
    BAY SHORE MALL, INC.                                                     DELAWARE

    CAPITAL MALL, INC.                                                       DELAWARE

    CENTURY PLAZA, INC.                                                      DELAWARE

    COASTLAND CENTER, INC.                                                   DELAWARE

    EAGLE RIDGE MALL, INC.                                                   DELAWARE

    EDEN PRAIRIE MALL, INC.                                                  DELAWARE

    GENERAL GROWTH - WESTLAKE (GP), INC.                                     DELAWARE

    GENERAL GROWTH BAYBROOK MALL, INC.                                       DELAWARE

    GGP 110, INC.                                                            DELAWARE

    GGP ALA MOANA, INC.                                                      DELAWARE

    GGP GATEWAY MALL, INC.                                                   DELAWARE

    GGP KAPIOLANI DEVELOPMENT, INC.                                          DELAWARE

    GGP-FINANCE SUB, INC.                                                    DELAWARE

    GGP-LAKEVIEW SQUARE, INC.                                                DELAWARE

    GGP-LANSING MALL, INC.                                                   DELAWARE

    GGP-SOUTH SHORE PARTNERS, INC.                                           DELAWARE

    GGP-TOWN EAST MALL, INC.                                                 DELAWARE

    GGP-TUSCON MALL, INC.                                                    DELAWARE

    GRANDVILLE MALL II, INC.                                                 DELAWARE

    GRANDVILLE MALL, INC.                                                    DELAWARE

    GREENWOOD MALL, INC.                                                     DELAWARE

    KALAMAZOO MALL, INC.                                                     DELAWARE

    KNOLLWOOD MALL, INC.                                                     DELAWARE

    MALL ST. VINCENT, INC.                                                   DELAWARE

    MARKET PLACE OUTPARCEL, INC.                                             DELAWARE

    MSAB HOLDINGS, INC.                                                      DELAWARE

    OKLAHOMA MALL, INC.                                                      DELAWARE

    PIERRE BOSSIER MALL, INC.                                                DELAWARE

    SPRING HILL MALL, INC.                                                   DELAWARE

    ST. CLOUD MALL, INC.                                                     DELAWARE

    TRACY MALL, INC.                                                         DELAWARE

    VALLEY HILLS MALL, INC.                                                  DELAWARE

GENERAL GROWTH FINANCE SPE, INC.                                             DELAWARE

GGP LIMITED PARTNERSHIP                                                      DELAWARE

General Growth Finance SPE, Inc. has a controlling interest in the following entities:

                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
    CHAMPAIGN MARKET PLACE, INC.                                             DELAWARE

    FALLBROOK SQUARE, INC.                                                   DELAWARE

    GGP-WESTWOOD MALL, INC.                                                  DELAWARE

    SOUTHLAKE MALL, INC.                                                     DELAWARE


GGP Limited Partnership has a controlling interest in the following entities:

                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
    DAYJAY ASSOCIATES  (50% ownership)                                       OKLAHOMA

    GENERAL GROWTH - WESTLAKE, L.P.                                          DELAWARE

    GG DR, L.L.C.                                                            ILLINOIS

    GGP 110 HOLDING L.L.C.                                                   DELAWARE

    GGP 110 L.L.C.                                                           DELAWARE

    GGP FINANCE L.L.C.                                                       DELAWARE

    GGP JORDAN CREEK L.L.C.                                                  DELAWARE

    GGP-TC L.L.C.                                                            DELAWARE

    GGP-TUSCON MALL L.L.C.                                                   DELAWARE

    GREENWOOD MALL L.L.C.                                                    DELAWARE

    HO RETAIL PROPERTIES I LIMITED                                           ILLINOIS
    PARTNERSHIP

    MALL ST. VINCENT, L.P.                                                   DELAWARE

    MSAB HOLDINGS L.L.C.                                                     DELAWARE

    NORTHWEST OHIO MALL L.L.C.                                               DELAWARE

    OKLAHOMA MALL L.L.C.                                                     DELAWARE

    ST. CLOUD LAND L.L.C.                                                    DELAWARE

    ST. CLOUD MALL L.L.C.                                                    DELAWARE

    TOWN EAST MALL PARTNERSHIP                                                 TEXAS
    (50% ownership)

    TOWN EAST MALL, L.P.                                                     DELAWARE

    WESTLAKE RETAIL ASSOCIATES, LTD.                                           TEXAS
    (50% ownership)

GENERAL GROWTH MANAGEMENT, INC.                                              DELAWARE

GGP HOLDING, INC.                                                            DELAWARE

GGP IVANHOE III, INC.                                                        DELAWARE

                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
GGP IVANHOE, INC.                                                            DELAWARE

GGPLP L.L.C.                                                                 DELAWARE

GGP-TRS L.L.C. (50% OWNERSHIP)                                               DELAWARE


GGPLP L.L.C. has a controlling interest in the following entities:

                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
    BAKERSFIELD MALL LLC                                                     DELAWARE

    BAY SHORE MALL II L.L.C.                                                 DELAWARE

    BAY SHORE MALL PARTNERS                                                 CALIFORNIA

    BAYBROOK MALL, L.P.                                                      DELAWARE

    BELLIS FAIR PARTNERS                                                    WASHINGTON

    BIRCHWOOD MALL PARTNERS L.L.C.                                           MICHIGAN

    BOSSIER OUTPARCEL, L.P.                                                  DELAWARE

    BOULEVARD ASSOCIATES                                                      NEVADA

    BOULEVARD MALL I LLC                                                      NEVADA

    BOULEVARD MALL II LLC                                                     NEVADA

    CAPITAL MALL L.L.C.                                                      DELAWARE

    CENTURY PLAZA L.L.C.                                                     DELAWARE

    CHAMPAIGN MARKET PLACE L.L.C.                                            DELAWARE

    CHAPEL HILLS MALL L.L.C.                                                 DELAWARE

    COASTLAND CENTER, L.P.                                                   DELAWARE

    COLONY SQUARE MALL L.L.C.                                                DELAWARE

    COLUMBIA MALL L.L.C.                                                     DELAWARE

    EAGLE RIDGE MALL, L.P.                                                   DELAWARE

    EDEN PRAIRIE MALL L.L.C.                                                 DELAWARE

    FALLBROOK SQUARE PARTNERS II, L.P.                                       DELAWARE

    FALLBROOK SQUARE PARTNERS L.L.C.                                         DELAWARE

    FALLBROOK SQUARE PARTNERS LIMITED                                       CALIFORNIA
    PARTNERSHIP

    FOX RIVER PLAZA NORTH L.L.C.                                             DELAWARE

    FOX RIVER SHOPPING CENTER L.L.P.                                         WISCONSIN

    GGP ALA MOANA HOLDINGS L.L.C.                                            DELAWARE

    GGP ALA MOANA L.L.C.                                                     DELAWARE

    GGP KAPIOLANI DEVELOPMENT L.L.C.                                         DELAWARE

    GGP-GATEWAY MALL L.L.C.                                                  DELAWARE

    GGP-GRANDVILLE II L.L.C.                                                 DELAWARE

    GGP-GRANDVILLE L.L.C.                                                    DELAWARE

    GGP-GRANDVILLE LAND L.L.C.                                               DELAWARE

                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
    GGP-PECANLAND II, L.P.                                                   DELAWARE

    GGP-PECANLAND, L.P.                                                      DELAWARE

    GRAND TRAVERSE MALL PARTNERS                                               IOWA

    KALAMAZOO MALL L.L.C.                                                    DELAWARE

    KNOLLWOOD COMPANY, L.P.                                                  MINNESOTA

    LAKEVIEW SQUARE LIMITED PARTNERSHIP                                      DELAWARE

    LANSING MALL LIMITED PARTNERSHIP                                         DELAWARE

    LOCKPORT L.L.C.                                                          NEW YORK

    MADISON LAND L.L.C.                                                      DELAWARE

    MALL OF THE BLUFFS PARTNERS L.L.C.                                         IOWA

    MARKET PLACE OUTPARCEL L.L.C.                                            DELAWARE

    OAKWOOD HILLS MALL PARTNERS L.L.P.                                       WISCONSIN

    PARK MALL L.L.C.                                                         DELAWARE

    PIEDMONT MALL L.L.C.                                                     VIRGINIA

    PIERRE BOSSIER MALL, L.P.                                                DELAWARE

    PINES MALL PARTNERS                                                        IOWA

    RIO WEST L.L.C.                                                          DELAWARE

    RIVER FALLS MALL PARTNERS                                                  IOWA

    RIVER HILLS MALL L.L.P.                                                  MINNESOTA

    ROCHESTER MALL LLC                                                       DELAWARE

    SOONER FASHION MALL L.L.C.                                               DELAWARE

    SOUTH SHORE PARTNERS, L.P.                                              WASHINGTON

    SOUTHLAKE MALL L.L.C.                                                    DELAWARE

    SOUTHLAND MALL, L.P.                                                     DELAWARE

    SOUTHWEST DENVER LAND L.L.C.                                             DELAWARE

    SOUTHWEST PLAZA L.L.C.                                                   DELAWARE

    SPRING HILL MALL L.L.C.                                                  DELAWARE

    TRACY MALL PARTNERS I L.L.C.                                             DELAWARE

    TRACY MALL PARTNERS II, L.P.                                             DELAWARE

    TRACY MALL PARTNERS, L.P.                                                DELAWARE

    VALLEY HILLS MALL L.L.C.                                                 DELAWARE

    VICTORIA WARD SERVICES, INC.                                             DELAWARE

    VICTORIA WARD, LIMITED                                                   DELAWARE

    WESTWOOD LAND L.L.C.                                                     DELAWARE

    WESTWOOD MALL LIMITED PARTNERSHIP                                        DELAWARE

    GGP ACQUISITION, L.L.C.                                                  DELAWARE

GGP Holding, Inc. has a controlling interest in the following entities:


                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
    BAKERSFIELD MALL, INC.                                                   DELAWARE

    BEXAR MCCRELESS L.L.C.                                                   DELAWARE

    BOULEVARD MALL, INC.                                                     DELAWARE

    CALEDONIAN HOLDING COMPANY, INC.                                         DELAWARE

    DELTA INVESTMENTS LTD.                                                    NEVADA

    GGP AMERICAN HOLDINGS INC.                                               DELAWARE

    GGP AMERICAN PROPERTIES INC.                                             DELAWARE

    GGP HOLDING SERVICES, INC.                                               DELAWARE

    GGP-BEXAR MCCRELESS, L.P.                                                DELAWARE

    GGP-LA PLACE, INC.                                                       DELAWARE

    GGP-LA PLACE, L.P.                                                       DELAWARE

    GGP-PECANLAND, INC.                                                      DELAWARE

    GGP-ROCHESTER MALL, INC.                                                 DELAWARE

    HAWKEYE PROPERTIES, INC.                                                  NEVADA

    JPT LIMITED                                                               NEVADA

    LA PLACE SHOPPING, L.P.                                                  DELAWARE

    MJ, INC.                                                                  NEVADA

    MJF INVESTMENTS CORPORATION                                               NEVADA

    PACIFIC REALTY INC.                                                       NEVADA

    PARIS PROPERTIES INC.                                                     NEVADA

    PRINCE KUHIO PLAZA, INC.                                                 DELAWARE

    RASCAP REALTY, LTD.                                                      NEW YORK

    RS PROPERTIES, INC.                                                      DELAWARE

    SOUTHLAND MALL, INC.                                                     DELAWARE

    STERLING FINANCIAL LTD.                                                   NEVADA

    U.K.-AMERICAN PROPERTIES, INC.                                           DELAWARE

    U.K.-LASALLE, INC.                                                       DELAWARE


GGP Ivanhoe, Inc. has a controlling interest in the following entities:

                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
    GGP IVANHOE SERVICES, INC.                                               DELAWARE

    OAKS MALL GAINESVILLE
    LIMITED PARTNERSHIP                                                      DELAWARE

    OAKS MALL GAINESVILLE II, INC.                                           DELAWARE

    WESTROADS LAND L.L.C.                                                    DELAWARE

    WESTROADS MALL II, INC.                                                  DELAWARE

    WESTROADS MALL L.L.C.                                                    DELAWARE

GGP Ivanhoe III, Inc. has a controlling interest in the following entities:


                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
    CHATTANOOGA MALL, INC.                                                   DELAWARE

    EASTRIDGE SHOPPING CENTER L.L.C.                                         DELAWARE

    EASTRIDGE SHOPPING CENTER, INC.                                          DELAWARE

    GENERAL GROWTH OAK VIEW MALL, INC.                                       DELAWARE

    GGP IVANHOE II, INC.                                                     DELAWARE

    GGP IVANHOE III SERVICES, INC.                                           DELAWARE

    GGP SAVANNAH L.L.C.                                                      DELAWARE

    LANCASTER TRUST                                                          ILLINOIS

    LANDMARK MALL L.L.C.                                                     DELAWARE

    LANDMARK MALL, INC.                                                      DELAWARE

    MAYFAIR PROPERTY INC.                                                    DELAWARE

    NORTHGATE MALL L.L.C.                                                    DELAWARE

    OAK VIEW MALL L.L.C.                                                     DELAWARE

    OGLETHORPE MALL L.L.C.                                                   DELAWARE

    OGLETHORPE MALL, INC.                                                    DELAWARE

    PARCIT-IIP LANCASTER VENTURE                                             ILLINOIS

    PARCITY, INC.                                                            NEW YORK

    PC LANCASTER, INC.                                                       DELAWARE

General Growth Management, Inc. has a controlling interest in the following entities

                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
    FENWAY RETAIL SERVICES, INC.                                             DELAWARE

    GGMI MALLIBU, INC.                                                       DELAWARE

    GGMI NATIONAL MALL NETWORK, INC.                                         DELAWARE

    GGP LH HOLDINGS L.L.C.                                                   DELAWARE

    GGP TITLE, INC.                                                          DELAWARE

    HOMART MANAGEMENT CO.                                                    DELAWARE

    HOMART MANAGEMENT CO. -                                                  DELAWARE
    CONNECTICUT

    HOMART MANAGEMENT CO. -                                                  DELAWARE

                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
    PENNSYLVANIA

    HOMART MANAGEMENT CO. - FLORIDA                                          DELAWARE

    HOMART MANAGEMENT CO. - GEORGIA                                          DELAWARE

    HOMART MANAGEMENT CO. - HAWAII                                           DELAWARE

    HOMART MANAGEMENT CO. - ILLINOIS                                         DELAWARE

    HOMART MANAGEMENT CO. - MINNESOTA                                        DELAWARE

    HOMART MANAGEMENT CO. - TEXAS                                              TEXAS

    HOMART MANAGEMENT CO. - WEST                                             DELAWARE
    VIRGINIA

    NATIONAL MALL NETWORK LLC                                                DELAWARE

    THE LEARNING MALL L.L.C.                                                 DELAWARE

GGP Limited Partnership has a 50% interest in the following entities:

                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
GGP/HOMART, INC.                                                             DELAWARE

GGP/HOMART II, L.L.C.                                                        DELAWARE


GGP/Homart, Inc. has a controlling interest in the following entities:

                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
     ALAMEDA MALL ASSOCIATES                                                 ILLINOIS

     ALAMEDA MALL L.L.C.                                                     DELAWARE

     BAY CITY MALL ASSOCIATES                                                MICHIGAN

     C.V. CENTER L.L.C.                                                      DELAWARE

     EAST MESA LAND L.L.C.  (33 1/3% ownership)                               ARIZONA

     EAST MESA MALL L.L.C.   (50% ownership)                                  ARIZONA

     GENERAL GROWTH WOODLANDS ONE, INC.                                      DELAWARE

     GENERAL GROWTH WOODLANDS TWO, INC.                                      DELAWARE

     GGP GENERAL I, INC.                                                     DELAWARE

     GGP GENERAL II, INC.                                                    DELAWARE

     GGP/H HOLDING, INC.                                                     DELAWARE

     GGP/HOMART SERVICES, INC.                                               DELAWARE

     GGP-ARROWHEAD, INC.                                                     DELAWARE

     GGP-BAY CITY ONE, INC.                                                  DELAWARE

                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
     GGP-BAY CITY TWO, INC.                                                  DELAWARE

     GGP-BRASS MILL, INC.                                                    DELAWARE

     GGP-BUCKLAND HILLS ONE, INC.                                            DELAWARE

     GGP-BUCKLAND HILLS THREE, INC.                                          DELAWARE

     GGP-BUCKLAND HILLS TWO, INC.                                            DELAWARE

     GGP-CHANDLER, INC.                                                      DELAWARE

     GGP-CHINO HILLS, INC.                                                   DELAWARE

     GGP-COLUMBIANA TRUST                                                    DELAWARE

     GGP-CONCORD LAND CO., INC.                                              DELAWARE

     GGP-DEERBROOK ONE, INC.                                                 DELAWARE

     GGP-DEERBROOK TWO, INC.                                                 DELAWARE

     GGP-DEERBROOK, L.P.                                                     DELAWARE

     GGP-LAKELAND SQUARE II, INC.                                            DELAWARE

     GGP-LAKELAND SQUARE, INC.                                               DELAWARE

     GGP-MERIDEN SQUARE, INC.                                                DELAWARE

     GGP-MORENO VALLEY, INC.                                                 DELAWARE

     GGP-NESHAMINY TRUST                                                     DELAWARE

     GGP-NEWPARK L.L.C.                                                      DELAWARE

     GGP-NEWPARK, INC.                                                       DELAWARE

     GGP-NORTH POINT, INC.                                                   DELAWARE

     GGP-NORTHBROOK, INC.                                                    DELAWARE

     GGP-PARKS AT ARLINGTON ONE, INC.                                        DELAWARE

     GGP-PARKS AT ARLINGTON TWO, INC.                                        DELAWARE

     GGP-PEMBROKE LAKES II, INC.                                             DELAWARE

     GGP-PEMBROKE LAKES, INC.                                                DELAWARE

     GGP-ROLLING OAKS, INC.                                                  DELAWARE

     GGP-SHAVANO PARK, INC.                                                  DELAWARE

     GGP-SPRING CREEK, INC.                                                  DELAWARE

     GGP-STEEPLEGATE, INC.                                                   DELAWARE

     GGP-SUPERSTITION SPRINGS, INC.                                          DELAWARE

     GGP-VISTA RIDGE, INC.                                                   DELAWARE

     GGP-WILLOWBROOK, INC.                                                   DELAWARE

     GGP-WOODLANDS, L.P.                                                     DELAWARE

     H-D LAKELAND MALL JOINT VENTURE                                          FLORIDA

     HO RETAIL PROPERTIES II LIMITED                                         ILLINOIS
     PARTNERSHIP

     NESHAMINY MALL JOINT VENTURE LIMITED                                    ILLINOIS
     PARTNERSHIP  (50% ownership)

     NEW RIVER ASSOCIATES (33 1/3% ownership)                                 ARIZONA

     NEWGATE MALL L.L.C.                                                     DELAWARE

     NEWPARK MALL L.L.C.                                                     DELAWARE

     PARKS AT ARLINGTON, L.P.                                                DELAWARE

                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
     PAVILIONS AT BUCKLAND HILLS L.L.C.                                      DELAWARE

     PEMBROKE LAKES MALL LTD.                                                 FLORIDA

     SIMON HOMART SHAVANO MALL                                                 TEXAS
     PARTNERSHIP  (50% ownership)

     SPECTRUM CENTER ASSOCIATES                                             CALIFORNIA
     (50% ownership)

     SPRING CREEK MALL ASSOCIATES   (50% ownership)                          COLORADO

     STONEBRIAR MALL, INC.                                                   DELAWARE

     THE WOODLANDS MALL ASSOCIATES                                           DELAWARE
     (50% ownership)

     TYSONS GALLERIA L.L.C.                                                  DELAWARE

     VISTA RIDGE JOINT VENTURE, L.P.                                         DELAWARE

     VISTA RIDGE MALL, INC.                                                  DELAWARE

     WEST OAKS MALL TRUST                                                    DELAWARE


GGP/Homart II, L.L.C. has a controlling interest in the following entities:

                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
    ALDERWOOD MALL L.L.C.                                                    DELAWARE

    ALTAMONTE MALL VENTURE                                                    FLORIDA

    ALTAMONTE SPRINGS MALL II, L.P.                                          DELAWARE

    ALTAMONTE SPRINGS MALL L.L.C.                                            DELAWARE

    ALTAMONTE SPRINGS MALL, L.P.                                             DELAWARE

    CAROLINA PLACE L.L.C.                                                    DELAWARE

    CPM LAND L.L.C.                                                          DELAWARE

    ELK GROVE TOWN CENTER L.L.C.                                             DELAWARE

    ELK GROVE TOWN CENTER L.P.                                               DELAWARE

    GENERAL GROWTH PROPERTIES-NATICK                                         DELAWARE
    LIMITED PARTNERSHIP

    GENERAL GROWTH PROPERTIES-NATICK II,                                     DELAWARE
    INC.

    GENERAL GROWTH SUGAR LAND MALL, INC.                                     DELAWARE

    GENERAL GROWTH WILLOWBROOK L.L.C.                                        DELAWARE

    GGP CONTRACTOR, INC.                                                     DELAWARE

    GGP/HOMART II SERVICES, INC.                                             DELAWARE

    GGP-GLENDALE, INC.                                                       DELAWARE

    GGP-NATICK SERVICES, INC.                                                DELAWARE

    GGP-NATICK TRUST                                                       MASSACHUSETTS

                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
    GGP-NATICK WEST L.L.C.                                                   DELAWARE

    GGP-SUGAR LAND MALL, L.P.                                                DELAWARE

    GGP-WILOWBROOK, L.P.                                                     DELAWARE

    GLENDALE I MALL ASSOCIATES, LLC                                          DELAWARE

    GLENDALE HOLDING L.L.C.                                                  DELAWARE

    GLENDALE HOLDING, INC.                                                   DELAWARE

    GLENDALE II MALL ASSOCIATES, LLC                                         DELAWARE

    GLENDALE OHRBACH'S ASSOCIATES, LLC                                       DELAWARE

    MONTCLAIR PLAZA L.L.C.                                                   DELAWARE

    NORTHBROOK COURT I L.L.C.                                                DELAWARE

    NORTHBROOK COURT II L.L.C.                                               DELAWARE

    NORTHBROOK COURT L.L.C.                                                  DELAWARE

    STONEBRIAR MALL (GP) L.L.C.                                              DELAWARE

    STONEBRIAR MALL LIMITED PARTNERSHIP                                      DELAWARE

    WESTCOAST ESTATES                                                       CALIFORNIA

GGP Acquisition, L.L.C. has a controlling interest in the following entities:

                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
      PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP                         MARYLAND

      PRICE GP L.L.C.                                                        DELAWARE

      PRICE NT L.L.C.                                                        DELAWARE

GGP-TRS L.L.C. has a controlling interest in the following entities:

                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
      CLACKAMAS MALL L.L.C.                                                  DELAWARE

      FLORENCE MALL L.L.C.                                                   DELAWARE

      GGP-TRS SERVICES, INC.                                                 DELAWARE

      GGP-TYLER MALL L.L.C.                                                  DELAWARE

      KENWOOD MALL L.L.C.                                                    DELAWARE

      SILVER CITY GALLERIA L.L.C.                                            DELAWARE

      TYLER MALL LIMITED PARTNERSHIP                                         DELAWARE

Price Development Company, Limited Partnership has a controlling interest in the following entities:

                                                                             STATE OF
ENTITY                                                                INCORPORATION/FORMATION
------                                                                -----------------------
      500 WEST ASSOCIATES, LLC                                                 UTAH

      500 WEST CAPITAL, L.C.                                                   UTAH

      BOISE MALL, LLC                                                        DELAWARE

      BTS PROPERTIES, L.C.                                                     UTAH

      MAJESTIC PARTNERS-PROVO, LLC                                             UTAH

      PRICE FINANCING PARTNERSHIP, L.P.                                      DELAWARE

      PRICE SPOKANE LIMITED PARTNERSHIP                                      DELAWARE

      PRICE-BOISE COMPANY, LTD.                                                UTAH

      PRICE-JAMES COMPANY (50%ownership)                                       UTAH

      PROVO MALL DEVELOPMENT COMPANY, LTD.                                     UTAH

      PROVO MALL L.L.C.                                                      DELAWARE

      SPOKANE MALL DEVELOPMENT COMPANY LIMITED PARTNERSHIP                     UTAH
      SPOKANE MALL L.L.C.                                                    DELAWARE

      TV INVESTMENT, LLC                                                     DELAWARE